CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amended Yearly Report On Form 10-KSB of ABSS Corp for the Year Ended December 31, 2003, I, Alan Lew, Chief Executive Officer and Chief Financial Officer of ABSS, Corp. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Amended Yearly Report on Form 10-KSB for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Amended Yearly Report on Form 10-KSB for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of ABSS, Corp.

Dated:  April 14, 2004


ABSS, CORP.


By: /s/ Alan Lew
---------------------------
Alan Lew
Chief Executive Officer and
Chief Financial Officer